SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the                           [X]
                 Registrant

                 Filed by a                             [ ]
                 Party other than the
                 Registrant

Check the appropriate box:
[X]   Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

  (Name of Registrant as
  Specified In Its Charter:
  Fidelity Massachusetts
  Municipal Trust)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or
       Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET
SPARTAN MASSACHUSETTS MUNICIPAL INCOME
FUNDS OF
FIDELITY MASSACHUSETTS MUNICIPAL TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Massachusetts Municipal Money Market Fund, Fidelity Massachusetts Municipal Money Market Fund, and Spartan Massachusetts Municipal Income Fund (the funds), will be held at an office of business of Fidelity Massachusetts Municipal Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on January 19, 2000, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.  To elect a Board of Trustees.

2. To ratify the selection of Deloitte & Touche LLP as independent accountants of the funds.

3.  To authorize the Trustees to adopt an amended and restated
    Declaration of Trust.

4. To approve an amended management contract for each of Fidelity Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income Fund.

5.  To approve an amended management contract for Spartan
    Massachusetts Municipal Money Market Fund.

6. To eliminate Spartan Massachusetts Municipal Money Market Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.

7. To eliminate Fidelity Massachusetts Municipal Money Market Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.

8. To eliminate Spartan Massachusetts Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.

9. To amend Spartan Massachusetts Municipal Income Fund's fundamental investment objective.

  10. To eliminate certain of Spartan Massachusetts Municipal Income Fund's fundamental policies.

  11. To eliminate Spartan Massachusetts Municipal Income Fund's fundamental 20% investment policy.

 The Board of Trustees has fixed the close of business on November 22, 1999 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

November 22, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

       REGISTRATION                   VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA


PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND
TO BE HELD ON JANUARY 19, 2000

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Massachusetts Municipal Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Massachusetts Municipal Money Market Fund, Fidelity Massachusetts Municipal Money Market Fund, and Spartan Massachusetts Municipal Income Fund (the funds) and at any adjournments thereof (the Meeting), to be held on January 19, 2000 at 9:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, a principal place of business of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about November 22, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. [In addition, Management Information Services Corp. (MIS) [and] D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $______(Spartan Massachusetts Municipal Money Market Fund), $______ (Fidelity Massachusetts Municipal Money Market Fund), and $____ (Spartan Massachusetts Municipal Income Fund), respectively.] The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations for Fidelity Massachusetts Municipal Money Market Fund and Spartan Massachusetts Municipal Income Fund will be paid by the respective fund, provided that for Spartan Massachusetts Municipal Income Fund, expenses do not exceed the fund's expense cap of 0.55%. Expenses exceeding Spartan Massachusetts Municipal Income Fund's expense cap will be paid by FMR. Each fund (except Spartan Massachusetts Municipal Money Market Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations for Spartan Massachusetts Municipal Money Market Fund will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares of Spartan Massachusetts Municipal Money Market Fund. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the funds, is 1 Spartan Way, Merrimack, New Hampshire 03054.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by Fidelity Massachusetts Municipal Money Market Fund and Spartan Massachusetts Municipal Income Fund, provided that for Spartan Massachusetts Municipal Income Fund, expenses do not exceed the fund's expense cap of 0.55%. Expenses exceeding Spartan Massachusetts Municipal Income Fund's expense cap will be paid by FMR. The expenses in connection with telephone voting for Spartan Massachusetts Municipal Money Market Fund will be borne by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $_____ (Fidelity Massachusetts Municipal Money Market Fund), $_____ (Spartan Massachusetts Municipal Money Market Fund) and $ _____ (Spartan Massachusetts Municipal Income Fund).

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund of the trust issued and outstanding as of September 30, 1999 are indicated in the following table:

Spartan Massachusetts Municipal Money Market Fund                  [_________]
Fidelity Massachusetts Municipal Money Market Fund                 [_________]
Spartan Massachusetts Municipal Income Fund                        [_________]

[As of September 30, 1999, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.]

[To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on September 30, 1999 was as follows:]

Shareholders of record at the close of business on November 22, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR
ENDED JANUARY 31, 1999 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED JULY 31, 1999 CALL 1-800-544-8888 OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 11 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

The following tables summarize the proposals applicable to each fund.

 Proposal #             Proposal Description           Applicable Funds              Page

 1.                    To elect as Trustees the        All
                       twelve nominees presented in
                       proposal 1.

 2.                    To ratify the selection of      All
                       Deloitte & Touche LLP as
                       independent accountants of
                       the funds.

 3.                    To authorize the Trustees to    All
                       adopt an amended and
                       restated Declaration of Trust.

 4.                    To approve an amended           Fidelity Massachusetts
                       management contract for the     Municipal Money Market Fund
                       funds that would reduce the     and Spartan Massachusetts
                       management fee payable to       Municipal Income Fund
                       FMR by the fund as FMR's
                       assets under management
                       increase, and allow future
                       modifications of the
                       contracts without
                       shareholder vote if
                       permitted by the 1940 Act.

 5.                    To approve an amended           Spartan Massachusetts
                       management contract for the     Municipal Money Market Fund
                       fund to include annual
                       premium payments, if any, to
                       a captive mutual insurance
                       company in the list of
                       enumerated expenses borne
                       directly by the fund and to
                       allow future modifications
                       of the contract without
                       shareholder vote if
                       permitted by the 1940 Act.

 6.                    To eliminate the fund's         Spartan Massachusetts
                       fundamental 80% investment      Municipal Money Market Fund
                       policy and adopt a
                       comparable non-fundamental
                       policy.

 7.                    To eliminate the fund's         Fidelity Massachusetts
                       fundamental 80% investment      Municipal Money Market Fund
                       policy and adopt a
                       comparable non-fundamental
                       policy.

 8.                    To eliminate the fund's         Spartan Massachusetts
                       fundamental 80% investment      Municipal Income Fund
                       policy and adopt a
                       comparable non-fundamental
                       policy.

 9.                    To amend the fund's             Spartan Massachusetts
                       fundamental investment          Municipal Income Fund
                       objective.

 10.                   To eliminate certain of the     Spartan Massachusetts
                       fund's fundamental policies.    Municipal Income Fund

 11.                   To eliminate the fund's         Spartan Massachusetts
                       fundamental 20% investment      Municipal Income Fund
                       policy.


1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Massachusetts Municipal Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. E. Bradley Jones is scheduled to retire at the end of 1999 and it is expected that [new Trustee] will be appointed Trustee effective upon the retirement of Mr. Jones. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 Except for [new Trustee], all nominees named below are currently Trustees of Fidelity Massachusetts Municipal Trust, and have served in that capacity since originally elected or appointed. Robert M. Gates, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page __) and were appointed to the Board in March 1997, January 1997, and August 1997, respectively. [New Trustee] was selected by the trust's Nominating and Administration Committee and is expected to be appointed to the Board effective January 1, 2000. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy, and Robert C. Pozen, and [new Trustee] each of the nominees is currently a Trustee of ____ registered investment companies advised by FMR. Mr. Gates, Mr. McCoy and Mr. Pozen are currently a Trustee of [
] registered investment companies advised by FMR. [New Trustee] is not currently a Trustee of any registered investment companies advised by FMR.

 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)            Principal Occupation **         Year of Election or Appointment

Ralph F. Cox             President of RABAR              1991
                         Enterprises (management
                         consulting-engineering
 (67)                    industry, 1994). Prior to
                         February 1994, he was
                         President of Greenhill
                         Petroleum Corporation
                         (petroleum exploration and
                         production). Until March
                         1990, Mr. Cox was President
                         and Chief Operating Officer
                         of Union Pacific Resources
                         Company (exploration and
                         production). He is a
                         Director of USA Waste
                         Services, Inc.
                         (non-hazardous waste, 1993),
                         CH2M Hill Companies
                         (engineering), Rio Grande,
                         Inc. (oil and gas
                         production), and Daniel
                         Industries (petroleum
                         measurement equipment
                         manufacturer). In addition,
                         he is a member of advisory
                         boards of Texas A&M
                         University and the
                         University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in      1992
                         September 1991, Mrs. Davis
                         was the Senior Vice
 (68)                    President of Corporate
                         Affairs of Avon Products,
                         Inc. She is currently a
                         Director of BellSouth
                         Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing,
                         1991), and the TJX
                         Companies, Inc. (retail
                         stores), and previously
                         served as a Director of
                         Hallmark Cards, Inc.
                         (1985-1991) and Nabisco
                         Brands, Inc. In addition,
                         she is a member of the
                         President's Advisory Council
                         of The University of Vermont
                         School of Business
                         Administration.

Robert M. Gates          Consultant, author, and         1997
                         lecturer (1993). Mr. Gates
                         was Director of the Central
 (56)                    Intelligence Agency (CIA)
                         from 1991-1993. From 1989 to
                         1991, Mr. Gates served as
                         Assistant to the President
                         of the United States and
                         Deputy National Security
                         Advisor. Mr. Gates is a
                         Director of LucasVarity PLC
                         (automotive components and
                         diesel engines), Charles
                         Stark Draper Laboratory
                         (non-profit), NACCO
                         Industries, Inc. (mining and
                         manufacturing), and TRW Inc.
                         (original equipment and
                         replacement products). Mr.
                         Gates also is a Trustee of
                         the Forum for International
                         Policy and of the Endowment
                         Association of the College
                         of William and Mary. In
                         addition, he is a member of
                         the National Executive Board
                         of the Boy Scouts of America.

*Edward C. Johnson 3d    President, is Chairman, Chief   1981
                         Executive Officer and a
                         Director of FMR Corp.; a
 (69)                    Director and Chairman of the
                         Board and of the Executive
                         Committee of FMR; Chairman
                         and a Director of Fidelity
                         Investments Money
                         Management, Inc. (1998),
                         Fidelity Management &
                         Research (U.K.) Inc., and
                         Fidelity Management &
                         Research (Far East) Inc.

Donald J. Kirk           Executive-in-Residence (1995)   1987
                         at Columbia University
                         Graduate School of Business
 (67)                    and a financial consultant.
                         From 1987 to January 1995,
                         Mr. Kirk was a Professor at
                         Columbia University Graduate
                         School of Business. Prior to
                         1987, he was Chairman of the
                         Financial Accounting
                         Standards Board. Mr. Kirk
                         previously served as a
                         Director of General Re
                         Corporation (reinsurance,
                         1987-1998) and Valuation
                         Research Corp. (appraisals
                         and valuations, 1993-1995).
                         He serves as Chairman of the
                         Board of Directors of
                         National Arts Stabilization
                         Inc., Chairman of the Board
                         of Trustees of the Greenwich
                         Hospital Association,
                         Director of the Yale-New
                         Haven Health Services Corp.
                         (1998), a Member of the
                         Public Oversight Board of
                         the American Institute of
                         Certified Public
                         Accountants' SEC Practice
                         Section (1995), and as a
                         Public Governor of the
                         National Association of
                         Securities Dealers, Inc.
                         (1996).

*Peter S. Lynch          Vice Chairman and Director of   1990
                         FMR. Prior to May 31, 1990,
                         he was a Director of FMR and
 (56)                    Executive Vice President of
                         FMR (a position he held
                         until March 31, 1991); Vice
                         President of Fidelity
                         Magellan Fund and FMR Growth
                         Group Leader; and Managing
                         Director of FMR Corp. Mr.
                         Lynch was also Vice
                         President of Fidelity
                         Investments Corporate
                         Services (1991-1992). In
                         addition, he serves as a
                         Trustee of Boston College,
                         Massachusetts Eye & Ear
                         Infirmary, Historic
                         Deerfield (1989) and Society
                         for the Preservation of New
                         England Antiquities, and as
                         an Overseer of the Museum of
                         Fine Arts of Boston.

William O. McCoy         Vice President of Finance for   1997
                         the University of North
                         Carolina (16-school system,
 (66)                    1995). Prior to his
                         retirement in December 1994,
                         Mr. McCoy was Vice Chairman
                         of the Board of BellSouth
                         Corporation
                         (telecommunications, 1984)
                         and President of BellSouth
                         Enterprises (1986). He is
                         currently a Director of
                         Liberty Corporation (holding
                         company, 1984), Weeks
                         Corporation of Atlanta (real
                         estate, 1994), Carolina
                         Power and Light Company
                         (electric utility, 1996) and
                         the Kenan Transport Co.
                         (1996). Previously, he was a
                         Director of First American
                         Corporation (bank holding
                         company, 1979-1996). In
                         addition, Mr. McCoy serves
                         as a member of the Board of
                         Visitors for the University
                         of North Carolina at Chapel
                         Hill (1994) and for the
                         Kenan-Flager Business School
                         (University of North
                         Carolina at Chapel Hill,
                         1988).

Gerald C. McDonough      Chairman of G.M. Management     1989
                         Group (strategic advisory
                         services). Mr. McDonough is
 (71)                    a Director of York
                         International Corp. (air
                         conditioning and
                         refrigeration), Commercial
                         Intertech Corp. (hydraulic
                         systems, building systems,
                         and metal products, 1992),
                         CUNO, Inc. (liquid and gas
                         filtration products, 1996),
                         and Associated Estates
                         Realty Corporation (a real
                         estate investment trust,
                         1993). Mr. McDonough served
                         as a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications,
                         and electronic products)
                         from 1987-1996 and
                         Brush-Wellman Inc. (metal
                         refining) from 1983-1997).

Marvin L. Mann           Chairman of the Board of        1993
                         Lexmark International, Inc.
                         (office machines, 1991).
 (66)                    Prior to 1991, he held the
                         positions of Vice President
                         of International Business
                         Machines Corporation ("IBM")
                         and President and General
                         Manager of various IBM
                         divisions and subsidiaries.
                         Mr. Mann is a Director of
                         M.A. Hanna Company
                         (chemicals, 1993) and
                         Imation Corp. (imaging and
                         information storage, 1997).

*Robert C. Pozen         Senior Vice President, is       1997
                         also President and a
                         Director of FMR (1997); and
 (53)                    President and a Director of
                         Fidelity Investments Money
                         Management, Inc. (1998),
                         Fidelity Management &
                         Research (U.K.) Inc. (1997),
                         and Fidelity Management &
                         Research (Far East) Inc.
                         (1997). Previously, Mr.
                         Pozen served as General
                         Counsel, Managing Director,
                         and Senior Vice President of
                         FMR Corp.

Thomas R. Williams       President of The Wales Group,   1989
                         Inc. (management and
                         financial advisory
                         services). Prior to retiring
 (71)                    in 1987, Mr. Williams served
                         as Chairman of the Board of
                         First Wachovia Corporation
                         (bank holding company), and
                         Chairman and Chief Executive
                         Officer of The First
                         National Bank of Atlanta and
                         First Atlanta Corporation
                         (bank holding company). He
                         is currently a of Director
                         of ConAgra, Inc.
                         (agricultural products),
                         Georgia Power Company
                         (electric utility), National
                         Life Insurance Company of
                         Vermont, American Software,
                         Inc., and AppleSouth, Inc.
                         (restaurants, 1992).

[new Trustee  beginning  [new Trustee bio]               [1999]
1/1/2000]++


 [age]


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

++ Nominated to serve as Trustee effective effective January 1, 2000, upon retirement of E. Bradley Jones.

[As of September 30, 1999 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.]

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended January 31, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates, McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended January 31, 1999, the committee held six meetings.

 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, Mann and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended January 31, 1999, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended January 31, 1999, or calendar year ended December 31, 1998, as applicable.


COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from    Aggregate Compensation from  Aggregate Compensation from
Advisory Board               Spartan MA Muni Money MarketB  MA Muni Money                Spartan MA Muni IncomeB
                                                            MarketB

Edward C. Johnson 3d**       $0                             $0                           $0

Abigail P. Johnson**         $0                             $0                           $0

J. Gary Burkhead**           $0                             $0                           $0

Ralph F. Cox                 $289                           $464                         $454

Phyllis Burke Davis          $285                           $457                         $448

Robert M. Gates              $289                           $464                         $454

E. Bradley Jones             $287                           $460                         $451

Donald J. Kirk               $293                           $470                         $460

Peter S. Lynch**             $0                             $0                           $0

William O. McCoy             $289                           $464                         $454

Gerald C. McDonough          $353                           $567                         $556

Marvin L. Mann               $289                           $464                         $454

Robert C. Pozen**            $0                             $0                           $0

Thomas R. Williams           $289                           $464                         $454



COMPENSATION TABLE

Trustees and Members of the  Total Compensation from the
Advisory Board               Fund Complex*,A


Edward C. Johnson 3d**       $0

Abigail P. Johnson**         $0

J. Gary Burkhead**           $0

Ralph F. Cox                 $223,500

Phyllis Burke Davis          $220,500

Robert M. Gates              $223,500

E. Bradley Jones             $220,000

Donald J. Kirk               $226,500

Peter S. Lynch**             $0

William O. McCoy             $223,500

Gerald C. McDonough          $273,500

Marvin L. Mann               $220,500

Robert C. Pozen**            $0

Thomas R. Williams           $223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; William McCoy, $55,039 and Thomas R. Williams, $63,433.

B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2.  TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP
    AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

 By a vote of the non-interested Trustees, the firm of Deloitte & Touche LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. As of the record date, Deloitte & Touche LLP has advised each fund that it has no direct or material indirect ownership interest in each fund.

 For the funds' fiscal year ended January 31, 1998, the firm of Coopers & Lybrand L.L.P. acted as the funds' independent accountants. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP. For the funds' fiscal year ended January 31, 1999, PricewaterhouseCoopers LLP acted as the funds' independent accountants. Effective February 18, 1999, the non-interested Trustees selected the firm of Deloitte & Touche LLP as the fund's independent accountants beginning with the funds' fiscal year ended January 31, 2000, upon the recommendation of the funds' Audit Committee.

 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the funds' accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED
   DECLARATION OF TRUST.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.

 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On July 15, 1999, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER
SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contracts Amendment Provisions" on [page __].

 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.

 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.

 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF FIDELITY
   MASSACHUSETTS MUNICIPAL MONEY MARKET FUND AND SPARTAN MASSACHUSETTS INCOME FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contracts). The Amended Contracts modify the management fee that FMR receives from the funds to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contracts allow FMR and the trust, on behalf of the funds, to modify the Management Contracts subject to the requirements of the 1940 Act. The existing Management Contracts (Present Contracts) currently require the vote of a majority of the funds' outstanding voting securities to authorize all amendments. See "Modification of Management Contracts Amendment Provisions" on page __ for more details. THE AMENDED CONTRACTS WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. (For information on FMR, see the section entitled "Activities and Management of FMR" on page __.)

 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACTS. A copy of the Amended Contracts, marked to indicate the proposed amendments, are supplied as Exhibit 3 (Fidelity Massachusetts Municipal Money Market) and Exhibit 4 (Spartan Massachusetts Municipal Income) on pages __ and __, respectively. Except for the modifications discussed above, they are substantially identical to the Present Contracts. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" of Fidelity Massachusetts Municipal Money Market Fund and Spartan Massachusetts Municipal Income Fund beginning on page __.) If approved by shareholders, the Amended Contracts will take effect on February 1, 2000 (or, if later, the first day of the first month following approval) and will remain in effect through May 31, 2000 for Fidelity Massachusetts Municipal Money Market Fund and June 30, 2000 for Spartan Municipal Income Fund and thereafter, but only as long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contracts are not approved, the Present Contracts will continue in effect through May 31, 2000 for Fidelity Massachusetts Municipal Money Market Fund and June 30, 2000 for Spartan Municipal Income Fund, and thereafter only as long as their continuance is approved at least annually as above.

 The management fee is an annual percentage of each fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contracts modify the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $156 billion.

 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contracts would not change the group fee calculation for assets under management by FMR of $156 billion or less. Above $156 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contracts and the Amended Contacts, but under the Amended Contracts, it declines faster. Group Fee Rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on August 1, 1994 and January 1, 1996.

 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contracts add eleven new fee breakpoints for assets under FMR's management above $156 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page ___.)

GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACTS                            AMENDED CONTRACTS

Average Group Assets ($  Present Contract*   Average Group Assets ($  Amended Contract
billions)                                    billions)

120 - 174                .1450%              120 - 156                .1450%

174 - 228                .1400%              156 - 192                .1400%

228 - 282                .1375%              192 - 228                .1350%

282 - 336                .1350%              228 - 264                .1300%

Over 336                 .1325%              264 - 300                .1275%

                                             300 - 336                .1250%

                                             336 - 372                .1225%

                                             372 - 408                .1200%

                                             408 - 444                .1175%

                                             444 - 480                .1150%

                                             480 - 516                .1125%

                                             Over 516                 .1100%




The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*  Amended Contract

150                            .1736%             .1736%

200                            .1658%             .1652%

250                            .1604%             .1587%

300                            .1565%             .1536%

350                            .1533%             .1494%

400                            .1507%             .1459%

450                            .1487%             .1427%

500                            .1471%             .1399%

550                            .1457%             .1372%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.

 Average assets under FMR's management for August 1999 were approximately $763 billion.

 COMPARISON OF MANAGEMENT FEES. For the month ended August 1999, average assets under management by FMR were approximately $763 billion. Each fund's management fee rate under the Amended Contract, for the month ended August 1999, would have been .3796%, compared to
 .3920% under the Present Contracts. The management fee rate remains the same under both the Present Contracts and the Amended Contracts until assets under FMR's management exceed $156 billion, at which point the management fee rate under the Amended Contracts begins to decline relative to the Present Contracts.

The following chart compares each fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended
January 31,1999 to the management fee each fund would have incurred if the Amended Contracts had been in effect.

                        Present Contract  Amended Contract

                        Management        Management        Percentage
                        Fee*              Fee               Difference

Fidelity Massachusetts  $5,324,377        $5,185,959        <2.6%>
Municipal Money Market

Spartan Massachusetts   $5,119,706        $4,986,933        <2.6%>
Municipal Income

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.

 The following chart compares each fund's management fee under the terms of the Present Contracts for the twelve month period ended
August 31, 1999 to the management fee each fund would have incurred if the Amended Contracts had been in effect.

                        Present Contract  Amended Contract
                        Management        Management        Percentage
                        Fee*              Fee               Difference

Fidelity Massachusetts  $6,256,986        $6,073,398        <2.9%>
Municipal Money Market

Spartan Massachusetts   $5,415,247        $5,257,250        <2.9%>
Municipal Income

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.

MODIFICATION OF MANAGEMENT CONTRACTS AMENDMENT PROVISIONS. The Amended Contracts allow FMR and the Trust, on behalf of the funds, to amend the Management Contracts subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contracts explicitly requires the vote of a majority of the outstanding voting securities of the funds to authorize all amendments. Generally, the proposed modification to the Present Contracts' amendment provisions will allow FMR and the Trust, on behalf of the funds, to amend the Management Contracts without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contracts would give FMR and the Trust the ability to amend the Management Contracts to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modifications give FMR and the Trust added flexibility to amend the Management Contracts subject to 1940 Act constraints. Of course, any future amendments to the Management Contracts would require the approval of the funds' Board of Trustees.

MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contracts to shareholders was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on July 15, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from June to July 1994 and November to December 1995. The Board of Trustees received materials relating to the Amended Contracts in advance of the meeting at which the Amended Contracts were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contracts. These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions and
(7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including each fund's shareholders.

 In considering the Amended Contracts, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contracts include the following:

BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contracts' amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contracts without the delays and potential costs of a proxy solicitation.

INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's money market and fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contracts and the Amended Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratios and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contracts' amendment provisions, are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contracts to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contracts. If approved, the Amended Contracts will take effect on the first day of the first month following shareholder approval.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND.

 The Board of Trustees, including a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the list of enumerated expenses borne directly by the fund under its present management contract (the Present Contract) to include annual premiums (Annual Premiums) payable on or after January 1, 2004, if any, for insurance coverage (Insurance Coverage) provided by a mutual insurance company (the Mutual Insurance Company).

 The Amended Contract also allows FMR and the trust, on behalf of the fund, to amend the management contract subject to the requirements of the 1940 Act. The Present Contract requires the vote of a majority of the applicable fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract's Amendment Provisions" on page __ for more details. (For information on FMR, see "Activities and Management of FMR" on page __.)

 THE MUTUAL INSURANCE COMPANY. The fund attempts to maintain a stable net asset value of $1.00 per share. The possibility exists, however, that certain events, such as a material default on a security in a fund's investment portfolio, could cause the fund to sustain a loss that results in the net asset value of the fund falling below $1.00 per share. A fund may obtain insurance to minimize (but not eliminate) the risk of such a loss. Because insurance provided directly by a third-party insurer can be expensive, FMR has established a captive mutual insurance company to offer insurance to Fidelity money market funds effective January 1, 1999.

 THE INSURANCE COVERAGE. The Mutual Insurance Company currently provides participating Fidelity money market funds with limited coverage (initially up to $100 million annually) against credit defaults and similar losses on securities in their investment portfolios. Certain other losses, such as those due to interest rate fluctuations, are not covered, and despite Insurance Coverage, a fund's net asset value still could fall below $1.00 per share. Fidelity money market funds may participate in the Insurance Coverage in a given year if they hold insurable assets as of the prior September 30, which is the date as of which portfolio assets are reviewed and Annual Premiums are calculated for the following year. Insurable assets include commercial paper, repurchase agreements and obligations of municipalities, banks and government agencies. Spartan Massachusetts Municipal Money Market Fund held insurable assets as of September 30, 1999, and the Board of Trustees, including the Independent Trustees, determined that it was in the best interests of the fund and its shareholders to participate in the Insurance Coverage beginning January 1, 1999.

 FMR currently bears the cost of the Annual Premiums for Spartan Massachusetts Municipal Money Market. If shareholders approve the Amended Contract, FMR will continue to bear the cost of the fund's Annual Premiums, if any, until December 31, 2003, and the fund will be required to pay any Annual Premiums beginning in 2004. If shareholders do not approve an Amended Contract, FMR has the right either not to obtain coverage or to cease paying Annual Premiums immediately and terminate a fund's participation in the Insurance Coverage effective the following year. Participating funds may incur other expenses as described more fully below in the section "Additional Information Regarding the Mutual Insurance Company" on page 31. The Board and the Independent Trustees have concluded that the amounts actually and potentially payable by the fund, including the Annual Premiums, are fair and reasonable.

 PROPOSED AMENDMENTS TO THE PRESENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is attached to this proxy statement as Exhibit 4. Except for the amendments discussed in this proposal, the Amended Contract is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page __.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through May 31, 2000, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through May 31, 2000, and thereafter subject to the same requirements for continuance of the Amended Contract.

 CURRENT MANAGEMENT FEE. The fund's management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. Under the Present Contract, the fund pays FMR an all-inclusive management fee at an annual rate of 0.50% of such fund's average net assets. FMR pays all the expenses involved in the operation of the fund, with the following exceptions: taxes; the fees and expenses of the Independent Trustees; brokerage fees and commissions; interest expenses with respect to borrowings by the fund; and such non-recurring and extraordinary expenses as may arise, including the costs of any litigation to which the fund may be a party, and any obligation the fund may have to indemnify its officers and Trustees with respect to litigation. The fund's management fee is reduced by the amount of compensation that the fund pays to the Independent Trustees.

 MODIFICATION TO MANAGEMENT FEE CALCULATION. Under the Amended Contract, the fund would become responsible for any Annual Premiums payable on or after January 1, 2004. FMR will continue to bear the cost of the fund's Annual Premiums until December 31, 2003, provided shareholders approve the Amended Contract. For the policy year commencing January 1, 1999, the Annual Premiums of the fund totalled $40,045.

 REASONS FOR THE PROPOSAL. As noted above, the Board of Trustees believes that the Insurance Coverage is beneficial to the fund and its shareholders. FMR expects that the aggregate Annual Premium for all participating funds will be less than the cost of comparable coverage provided directly by third-party insurers. If an Amended Contract is approved, FMR will bear the cost of a fund's Annual Premiums, if any, payable on or before December 31, 2003. Moreover, participating funds will receive a continuing benefit over time as premiums accumulate, assuming no or few losses occur. In particular, the build-up of premiums over time may permit the Mutual Insurance Company to lower premiums for the same coverage and/or increase coverage for the same premiums. See "Additional Information Regarding the Mutual Insurance Company" below for more details.

 The Board of Trustees has recognized the benefits of Insurance Coverage to a fund that holds insurable assets, and given these benefits, believes that it is appropriate to amend the management contract of the fund to include Annual Premiums payable to the Mutual Insurance Company on or after January 1, 2004, if any, among the enumerated expenses borne directly by the fund. The Board of Trustees also has recognized that if shareholders of a fund do not approve an Amended Contract, FMR has the right either not to obtain coverage or to cease paying Annual Premiums immediately and terminate a fund's participation in the Insurance Coverage effective the following year.

 ADDITIONAL INFORMATION REGARDING THE MUTUAL INSURANCE COMPANY. The Mutual Insurance Company is a Bermuda mutual insurance company that commenced operations on January 1, 1999. As a mutual insurance company, it does not issue stock; ownership interests in the Mutual Insurance Company belong only to the participating funds as policyholders.

 The fund's Annual Premiums, if any, are based on the risk profile and dollar amount of the fund's insurable assets. In addition to Annual Premiums, in order to maximize coverage while maintaining low Annual Premiums, the Mutual Insurance Company's insurance policies are "assessable;" that is, if (but only if) a loss event occurs and the accumulated reserves of the Mutual Insurance Company are insufficient to cover the loss, all funds participating in the Insurance Coverage will be subject, in addition to their Annual Premium payment, to a special assessment premium of up to approximately 2.5 times their Annual Premium payment. The special assessment will be made on a pro rata basis in the same proportion as participating funds' then-current pro rata share of Annual Premiums. Special assessment premiums are considered a non-recurring and extraordinary type of expense. Therefore, a fund that participates in the Insurance Coverage would be responsible under both its Present Contract and the Amended Contract for payment of any special assessment premium as a non-recurring and extraordinary expense.

 COMPARISON OF MANAGEMENT FEES. The following tables compare the fees and expenses of Spartan Massachusetts Municipal Money Market Fund paid under the terms of the Present Contract for the fiscal year ended January 31, 1999, to the fees and expenses that the fund would have paid under an Amended Contract, assuming (1) that the Insurance Coverage had been in effect during that period; (2) that the fund had participated in the Insurance Coverage and paid Annual Premiums in the amount of $40,045 for 1999; and (3) that FMR did not bear the cost of those Annual Premiums.

COMPARATIVE EXPENSE TABLE

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

SPARTAN MASSACHUSETTS        PRESENT CONTRACT  AMENDED CONTRACT
MUNICIPAL MONEY MARKET FUND

Management Fee               0.5000%           0.5000%

Rule 12b-1 fee               None              None

Other Expenses               0.0000%           0.0048%

Total Operating Expenses     0.5000%           0.5048%

 EXAMPLE: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period
(including $5 account closeout fee).

                  1 YEAR  3 YEARS  5 YEARS  10 YEARS

Present Contract  $56     $ 165    $ 285    $ 633

Amended Contract  $ __    $ __     $ __     $ __

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

 The following charts compares the fund's management fee under the terms of the Present Contract for the fiscal year ended January 31, 1999, to the management fee and Annual Premium that the fund would have incurred under the Amended Contract assuming (1) that the Insurance Coverage had been in effect during that period; (2) that Spartan Massachusetts Municipal Money Market Fund had participated in the Insurance Coverage and paid Annual Premiums in the amount of $40,045, the fund's Annual Premium for 1999; and (3) that FMR did not bear the cost of those Annual Premiums.

SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

PRESENT CONTRACT MANAGEMENT FEE  AMENDED CONTRACT MANAGEMENT  DIFFERENCE IN DOLLARS  DIFFERENCE  AS A PERCENTAGE
                                 FEE PLUS ANNUAL PREMIUM                             OF MANAGEMENT FEE PAID FOR
                                                                                     FISCAL YEAR  JANUARY 31,1999

$4,156,971                       $4,197,016                   $40,045                .0096%


 The following charts compares the fund's management fee under the terms of the Present Contract for the twelve month period ended August 31, 1999, to the management fee and Annual Premium that the fund would have incurred under the Amended Contract assuming (1) that the Insurance Coverage had been in effect during that period; (2) that Spartan Massachusetts Municipal Money Market Fund had participated in the Insurance Coverage and paid Annual Premiums in the amount of $40,045, the fund's Annual Premium for 1999; and (3) that FMR did not bear the cost of those Annual Premiums.

SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

PRESENT CONTRACT MANAGEMENT FEE  AMENDED CONTRACT MANAGEMENT  DIFFERENCE IN DOLLARS  DIFFERENCE  AS A PERCENTAGE
                                 FEE PLUS ANNUAL PREMIUM                             OF MANAGEMENT FEE PAID FOR
                                                                                     THE PERIOD ENDED AUGUST
                                                                                     31,1999

$4,330,267                       $4,370,312                   $40,045                .0092%


 MODIFICATION OF MANAGEMENT CONTRACT'S AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the management contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the management contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, an Amended Contract would give FMR and the trust the ability to amend the management contract immediately to reflect a management fee decrease without the delay of having first to conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the management contract subject to 1940 Act constraints. Of course, any future amendments to the management contract would continue to require the approval of a fund's Board of Trustees. The modifications to the Present Contract will make it consistent with the management contracts adopted or expected to be adopted by other Fidelity money market funds.

 MATTERS CONSIDERED BY THE BOARD. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets at least ten times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the funds' management fees are considered at most, if not all, of its meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including the Independent Trustees, on July 15, 1999. The Board of Trustees received materials relating to the management contract in advance of the meeting at which the management contract was considered and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials that relate to the management contract. These materials include (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the composition of peer groups of funds, (c) transfer agency and bookkeeping fees paid to affiliates of FMR, (d) investment performance, (e) investment management staffing, (f) the potential for achieving further economies of scale, (g) operating expenses paid to third parties, (h) the information furnished to investors, including the fund's shareholders, and (i) information furnished by FMR concerning several aspects of the captive insurance structure including, among other items, information on and analysis of the allocation of costs between the funds and FMR.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees that relate to the Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the management contract without the delay and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important and the forgoing summary does detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the proposed addition of Annual Premiums as an expense borne directly by a fund under the management contract beginning on January 1, 2004, and the proposed modification of the amendment provisions are in the best interests of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.

6. TO ELIMINATE SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE
   NON-FUNDAMENTAL POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy. If shareholders approve this proposal, the Trustees intend to eliminate the fund's fundamental 80% investment policy and adopt a non-fundamental policy that uses an 80% "asset test" rather than an "income test," which is standard for other Fidelity municipal money market funds. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed without shareholder approval. It is anticipated that the elimination of the current fundamental policy and the adoption of the proposed non-fundamental policy will have no material impact on the way the fund is managed.

 The current fundamental 80% investment policy for Spartan
Massachusetts Municipal Money Market Fund is as follows:

 "The fund will normally invest so that at least 80% of its income distributions will be exempt from federal income tax."

 If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to adopt the following non-fundamental policy:

 "The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax."

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will allow the Trustees to modify the fund's 80% policy, as necessary, to comply with the SEC's "name test rule" (Name Test Rule) when it is adopted without having to incur the potential costs and delays of conducting a shareholder meeting.

 The SEC proposed the Name Test Rule in February 1997. The Name Test Rule governs the use of mutual fund names and, when eventually adopted by the SEC, may apply to the fund. When a definitive version of the rule is ultimately adopted, the fund's 80% policy may require modification to comply with the requirements of the definitive rule. Briefly stated, eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will give the Trustees the flexibility to comply more quickly with the definitive Name Test Rule.

 In addition, because the proposed asset-based test can be efficiently monitored, adopting an asset-based 80% investment policy may facilitate the fund's compliance efforts.

 As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any future changes to the fund's proposed non-fundamental 80% policy, while not requiring shareholder approval, would require approval of the Board.

 In sum, it is not expected that approval of the proposal will have a material effect on the way the fund is currently managed. Rather, approval of the proposal will provide the Trustees with additional flexibility to respond to future regulatory changes and changes in market conditions.

 CONCLUSION. The Board of Trustees believes that approving the elimination of the fund's fundamental 80% investment policy and the adoption of the proposed non-fundamental 80% investment policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's disclosure is revised to reflect them. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain unchanged.

7. TO ELIMINATE FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE
   NON-FUNDAMENTAL POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy. If shareholders approve this proposal, the Trustees intend to eliminate the fund's fundamental 80% investment policy and adopt a non-fundamental policy that uses an 80% "asset test" rather than an "income test," which is standard for other Fidelity municipal money market funds. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed without shareholder approval. It is anticipated that the elimination of the current fundamental policy and the adoption of the proposed non-fundamental policy will have no material impact on the way the fund is managed.

 The current fundamental 80% investment policy for Fidelity
Massachusetts Municipal Money Market Fund is as follows:

 "The fund will normally invest so that at least 80% of its income distributions are exempt from federal income tax."

 If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to adopt the following non-fundamental policy:

 "The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax."

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will allow the Trustees to modify the fund's 80% policy, as necessary, to comply with the SEC's "name test rule" (Name Test Rule) when it is adopted without having to incur the potential costs and delays of conducting a shareholder meeting.

 The SEC proposed the Name Test Rule in February 1997. The Name Test Rule governs the use of mutual fund names and, when eventually adopted by the SEC, may apply to the fund. When a definitive version of the rule is ultimately adopted, the fund's 80% policy may require modification to comply with the requirements of the definitive rule. Briefly stated, eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will give the Trustees the flexibility to comply more quickly with the definitive Name Test Rule.

 In addition, because the proposed asset-based test can be efficiently monitored, adopting an asset-based 80% investment policy may facilitate the fund's compliance efforts.

 As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any future changes to the fund's proposed non-fundamental 80% policy, while not requiring shareholder approval, would require approval of the Board.

 In sum, it is not expected that approval of the proposal will have a material effect on the way the fund is currently managed. Rather, approval of the proposal will provide the Trustees with additional flexibility to respond to future regulatory changes and changes in market conditions.

 CONCLUSION. The Board of Trustees believes that approving the elimination of the fund's fundamental 80% investment policy and the adoption of the proposed non-fundamental 80% investment policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's disclosure is revised to reflect them. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain unchanged.

8. TO ELIMINATE SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND'S
   FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE
   NON-FUNDAMENTAL POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy. If shareholders approve this proposal, the Trustees intend to eliminate the fund's fundamental 80% investment policy and adopt a non-fundamental policy that uses an 80% "asset test" rather than an "income test," which is standard for other Fidelity municipal bond funds. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed without shareholder approval. It is anticipated that the elimination of the current fundamental policy and the adoption of the proposed non-fundamental policy will have no material impact on the way the funds are managed.

 The current fundamental 80% investment policy for Spartan
Massachusetts Municipal Income Fund is as follows:

 "The fund will invest so that at least 80% of its income distributions are exempt from federal and Massachusetts personal income taxes."

 If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to adopt the following non-fundamental policy:

 "The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes."

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will allow the Trustees to modify the fund's 80% policy, as necessary, to comply with the SEC's "name test rule" (Name Test Rule) when it is adopted without having to incur the potential costs and delays of conducting a shareholder meeting.

 The SEC proposed the Name Test Rule in February 1997. The Name Test Rule governs the use of mutual fund names and, when eventually adopted by the SEC, may apply to the fund. When a definitive version of the rule is ultimately adopted, the fund's 80% policy may require modification to comply with the requirements of the definitive rule. Briefly stated, eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will give the Trustees the flexibility to comply more quickly with the definitive Name Test Rule.

 In addition, because the proposed asset-based test can be efficiently monitored, adopting an asset-based 80% investment policy may facilitate the fund's compliance efforts.

 As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any future changes to the fund's proposed non-fundamental 80% policy, while not requiring shareholder approval, would require approval of the Board.

 In sum, it is not expected that approval of the proposal will have a material effect on the way the fund is currently managed. Rather, approval of the proposal will provide the Trustees with additional flexibility to respond to future regulatory changes and changes in market conditions.

 CONCLUSION. The Board of Trustees believes that approving the elimination of the fund's fundamental 80% investment policy and the adoption of the proposed non-fundamental 80% investment policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's disclosure is revised to reflect them. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain unchanged.

9. TO AMEND SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, modifications to the fund's investment objective. The proposal will allow the fund to communicate more clearly its investment objective.

The fund's fundamental investment objective currently reads as follows:

 "Spartan Massachusetts Municipal Income Fund seeks as high a level of current income, exempt from federal income tax and Massachusetts personal income tax, as is consistent with its standard of quality and maturity.

 Because the fund's objective is fundamental, it cannot be modified without a vote of the fund's shareholders.

 If the proposal is approved, the fund's fundamental investment objective would be modified as follows (additional language is underlined and deleted language is [bracketed]):

 "Spartan Massachusetts Municipal Income Fund seeks [as] a high [a] level of current income, exempt from federal income tax and Massachusetts personal income tax [, as is consistent with its standard of quality and maturity].

 Amending the fund's investment objective will allow the fund to communicate more clearly its investment objective to shareholders. The proposed amendment of the fund's fundamental investment objective is not expected to have any material effect on the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that the proposed modification of the fund's investment objective is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect them. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment objective will remain unchanged.

10. TO ELIMINATE CERTAIN OF SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND'S FUNDAMENTAL POLICIES.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would eliminate certain fundamental investment policies. The elimination of these policies will allow the fund to communicate more clearly its investment strategy by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The elimination of these investment policies is not expected to materially affect the way the fund is managed.

 Certain fundamental investment policies of the fund read as follows:

 The fund invests primarily in municipal bonds judged by FMR to be of investment-grade quality. The fund may invest up to one-third of its assets in lower-quality bonds but may not purchase bonds that are judged by FMR to be equivalent quality to those rated lower than B.

 If the proposal is approved, these fundamental investment policies would be eliminated. Because the foregoing policies are fundamental, they cannot be modified or eliminated without shareholder approval.

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the foregoing fundamental policies will allow the fund to communicate more clearly its investment strategy to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

 If the proposal is approved, the fund will continue to rely on its existing, more restrictive non-fundamental policy of investing in investment-grade securities. The fund does not currently invest, or intend to invest, in securities rated below investment-grade. As noted above, fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

 Eliminating the fundamental policy will have no material effect on the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policies regarding investment in investment-grade debt securities and securities rated below investment-grade will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the elimination of the policies will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by shareholders of the fund, the fund's current fundamental policies will remain in effect.

11. TO ELIMINATE SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND'S
    FUNDAMENTAL 20% INVESTMENT POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 20% investment policy (described below). The elimination of this policy will allow the fund to standardize its investment policies in a manner consistent with other Fidelity state municipal bond funds.

 The current fundamental 20% investment policy for the fund is as follows:

 During periods when FMR believes that state tax-free obligations that meet the fund's standards are not available, the fund may invest up to 20% of its assets in obligations whose interest payments are only federally tax-exempt."

 If the proposal is approved, the fund's fundamental investment policy would be eliminated. Because the foregoing policy is fundamental, it cannot be eliminated without shareholder approval.

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 20% investment policy will allow the fund to invest in state taxable securities (including shares of a municipal money market fund managed by an affiliate of FMR) during normal market conditions, consistent with the standard policy for other Fidelity state municipal bond funds. Eliminating the fundamental policy will not affect the fund's investment objective of seeking a high level of current income exempt from federal income tax and Massachusetts personal income tax and state income taxes or the fund's investment policy of investing so that at least 80% of its income distributions are exempt from federal and Massachusetts personal income taxes (if shareholders do not approve proposal 8) or of investing at least 80% of its assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes (if shareholders do approve proposal 8).

 In sum, approval of the proposal will provide the fund with additional flexibility to invest in securities whose interest is not exempt from state tax during normal market conditions.

 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the fund's fundamental 20% investment policy will benefit the fund and the fund's shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's disclosure is revised to reflect them. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain unchanged.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Spartan Massachusetts Municipal Money Market Fund, Fidelity Massachusetts Municipal Money Market Fund and Spartan Massachusetts Municipal Income Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 5 beginning on page
__.

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Matthew N. Karstetter, Eric D. Roiter, Stanley N. Griffith, Thomas Simpson, Richard A. Silver, Fred L. Henning, Jr., Boyce Greer, Dwight D. Churchill, Scott A. Orr, and Ms. Christine Thompson are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Griffith, Mr. Simpson, Mr. Karstetter and Mr. Scott A. Orr, and Ms. Christine Thompson, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period February 1, 1998 through September 30, 1999, [the following transactions/no transactions] were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FIMM

 FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.

 Funds with investment objectives similar to Spartan Massachusetts Municipal Money Market Fund, Fidelity Massachusetts Municipal Money Market Fund, and Spartan Massachusetts Municipal Income Fund for which FMR has entered into a sub-advisory agreement with FIMM (the successor to FMR Texas), and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 5 beginning on page __.]

 The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert
C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East). In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACTS OF
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND AND
SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND

 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 4.

 In addition to the management fee payable to FMR, the funds reimburse Citibank N.A. (Citibank) for its services as the funds' custodian, transfer agent, and service agent. Previously, the funds reimbursed UMB, Bank n.a. (UMB) as the funds' custodian, transfer agent, and service agent. Prior to June 21, 1999, UMB acted as each fund's custodian, transfer agent, and service agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with Citibank, pursuant to which Citibank bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. The funds are also liable for such non-recurring expenses as may arise, including costs of any litigation to which the funds may be a party, and any obligation they may have to indemnify the trust's officers and Trustees with respect to litigation.

 Effective June 21, 1999, Citibank has entered into a sub-agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agency, dividend disbursing and shareholder servicing functions for each fund. Under the terms of the agreements, FSC performs the processing activities associated with providing transfer agency, dividend disbursing and shareholder servicing functions for each fund. Under both sub-agreements, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services. Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by UMB on behalf of Fidelity Massachusetts Municipal Money Market Fund and and Spartan Massachusetts Municipal Income Fund for the fiscal year ended January 31, 1999 were $2,007,093 and $1,134,774, respectively. Citibank did not pay any fees to FSC on behalf of the funds for the fiscal year ended January 31, 1999.

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 FMR is each fund's manager pursuant to a management contract dated February 1, 1994 which was approved by shareholders on January 19, 1994.

 For the services of FMR under each management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $702 billion of group net assets - the approximate level for January 1999 was .1313%, which is the weighted average of the respective fee rates for each level of group net assets up to $702 billion.

On August 1, 1994 and January 1, 1996, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedules, depicted below, provides for lower management fee rates as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual  Fee Rate

 0 - $3 billion       .3700%            $ 0.5 billion    .3700%

 3 - 6                .3400              25              .2664

 6 - 9                .3100              50              .2188

 9 - 12               .2800              75              .1986

 12 - 15              .2500              100             .1869

 15 - 18              .2200              125             .1793

 18 - 21              .2000              150             .1736

 21 - 24              .1900              175             .1690

 24 - 30              .1800              200             .1652

 30 - 36              .1750              225             .1618

 36 - 42              .1700              250             .1587

 42 - 48              .1650              275             .1560

 48 - 66              .1600              300             .1536

 66 - 84              .1550              325             .1514

 84 - 120             .1500              350             .1494

 120 - 156            .1450              375             .1476

 156 - 192            .1400              400             .1459

 192 - 228            .1350               425            .1443

 228 - 264            .1300               450            .1427

 264 - 300            .1275               475            .1413

 300 - 336            .1250               500            .1399

 336 - 372            .1225               525            .1385

 372 - 408            .1200               550            .1372

 408 - 444            .1175

 444 - 480            .1150

 480 - 516            .1125

 Over 516             .1100


 Each fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for January 1999, each fund's annual management fee rate would be calculated as follows:

                        Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Fidelity Massachusetts  0.1313%         +  0.25%                     =  0.3813%
Municipal Money Market

Spartan Massachusetts   0.1313%         +  0.25%                     =  0.3813%
Municipal Income


 One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

 During fiscal 1999, FMR received $ 5,185,959 and $4,986,933 for its services as investment adviser to Fidelity Massachusetts Municipal Money Market Fund and Spartan Massachusetts Municipal Income Fund, respectively. The fees were equivalent to .38% of the average net assets of Fidelity Massachusetts Municipal Money Market Fund and Spartan Massachusetts Municipal Income Fund.

 FMR may, from time to time, agree to reimburse all or a portion of the fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

 FMR has voluntarily agreed, subject to revision or termination, to reimburse Spartan Massachusetts Municipal Income to the extent that its total operating expenses, as a percentage of its respective average net assets exceed 0.55%.

PRESENT MANAGEMENT CONTRACT OF
SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 5.

 FMR is responsible for the payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, fees of the custodian, auditor, and interested Trustees; and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agency, dividend disbursing, shareholder services, pricing and bookkeeping services, and administration of the fund's securities lending program.

 FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees), interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 FMR is the fund's manager pursuant to a management contract dated February 14, 1991 which was approved by FMR, as the then sole shareholder of the fund on [date]. The management fee paid to FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

 For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.50% of its average net assets throughout the month. Fees received by FMR, after reduction of fees and expenses paid by the fund to the non-interested trustees, for the fiscal year ended January 31, 1999 from the fund were $4,156,971.

 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 FMR may, from time to time, agree to reimburse all or a portion of the fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

SUB-ADVISORY AGREEMENTS

 FMR has entered into a sub-advisory agreement with Fidelity
Investments Money Management, Inc. (FIMM) (the successor to FMR Texas) pursuant to which FIMM has primary responsibility for providing portfolio investment management services to each fund. Each sub-advisory agreement is dated January 1, 1999.

 Under the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended January 31,1999, FMR paid FIMM on behalf of Spartan Massachusetts Municipal Money Market and Fidelity Massachusetts Municipal Money Market fees of $2,078,486 and $2,592,980, respectively.

 For the fiscal year ended January 31,1999, FMR paid FIMM on behalf of Spartan Massachusetts Municipal Income Fund fees of $218,569.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Ma 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

((FORM OF)) AMENDED AND RESTATED DECLARATION OF TRUST

The language to be added to the current Declaration of Trust is ((underlined)), and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current
Declaration of Trust remain underlined in this Exhibit.

AMENDED AND RESTATED DECLARATION OF TRUST, made [March 17, 1994]((
       ,      ))by each of the Trustees whose signature is affixed
hereto the ("Trustees")((.))

WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of
Trust)) to incorporate amendments duly adopted; and

 WHEREAS, this Trust was initially made on December 14, 1981 by Edward
C. Johnson((,)) 3d, Caleb Loring and Frank Nesvet in order to establish a trust fund for the investment and reinvestment of funds contributed thereto; [and]

 [WHEREAS, this Declaration of Trust was Amended and Restated on August 1, 1989; and]

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((t))rust under this Amended and Restated Declaration of Trust as herein set forth below.

((_________________________________________________))

((ARTICLE I))

((NAME AND DEFINITIONS))

((NAME))

 Section 1.   This Trust shall be known as "Fidelity Massachusetts
Municipal Trust."

((DEFINITIONS))

 Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

 (a) The [T]((t))erms"Affiliated Person((,))"[,] "Assignment((,))"[,] "Commission((,))"[,] "Interested Person((,))"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time;]((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder));

 (((b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;))

 (((c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;))

 (((d) "Declaration of Trust" means this Amended and Restated
Declaration of Trust, as further amended or restated, from time to time;))

 (((e)))[c] "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in
Article X, Section 3;

 (((f))) [d] "Shareholder" means a record owner of Shares of the Trust;

(((g))) [f]"Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such ((Class)) [class] or ((Classes)) [classes] of Shares as the Trustees may from time to time create and establish[,] and including fractions of Shares as well as whole ((Shares as)) [shares] consistent with the requirements of Federal and/or state securities laws;

 (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III[.]((;))

 (((i))) [(b) The] "Trust" refers to ["]Fidelity Massachusetts
Municipal Trust["] and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such series;

 (((j))) [(i) The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees;

 (((k))) [(g) The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

((ARTICLE II))

((PURPOSE OF TRUST))

 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

((ARTICLE ))III

((BENEFICIAL INTEREST))

((SHARES OF BENEFICIAL INTEREST))

 Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited[. and]((.)) [each]((Each)) Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the Shareholders [or] of any Series or [class of Shareholders] ((Class)) of the ((Trust))[,](((a))) to create and establish (and to change in any manner) Shares or any Series or [classes] ((Classes)) thereof with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((,)) determine[,]((; (b))) to divide or combine the Shares or any Series or [classes] ((Classes)) thereof into a greater or lesser number[,]((; (c))) to classify or reclassify any issued Shares into one or more Series ((or Classes)) of Shares[,]((; (d))) to abolish any one or more Series ((or Classes)) of Shares[,]((;)) and (((e))) to take such other action with respect to the Shares as the Trustees may deem desirable.

[ESTABLISHMENT OF SERIES]

((ESTABLISHMENT OF SERIES AND CLASSES))

 Section 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series[.] ((or Class.)) At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish [that] ((such)) Series ((or Class)) and the establishment and designation thereof.

((OWNERSHIP OF SHARES))

 Section 3. The ownership of Shares shall be recorded in the books of the Trust[.] ((or a transfer or similar agent.)) The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust ((as kept by the Trust or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

((INVESTMENT IN THE TRUST))

 Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,))from time to time((,)) authorize. Such investments may be in the form of cash((, securities,)) or [securities]((other property)) in which the appropriate Series is authorized to invest, valued as provided in
Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,](a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.

[ASSETS AND LIABILITIES OF SERIES]

((ASSETS AND LIABILITIES OF SERIES AND CLASSES))

 Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange((,)) or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition((,)) any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which]((that)) are not readily identifiable as belonging to any particular Series[,]((or Class)), shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes[,] and shall be referred to as assets belonging to that Series[.]((or Class.)) The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,]((or of its agent or agents)) and shall be held by the Trustees in [T]((t))rustfor the benefit of the holders of Shares of that Series.
 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

((NO PREEMPTIVE RIGHTS))

 Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

[LIMITATION OF PERSONAL LIABILITY]

((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))

 Section 7. ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any [s]((S))hareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to [the Trust and its assets but the] the [omission of such a recitation shall not operate to bind any Shareholder). ((Trust or to one or more Series and its or their assets but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).))

((ARTICLE IV))

((THE TRUSTEES))

((MANAGEMENT OF THE TRUST))

 Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

(([ELECTION:]INITIAL TRUSTEES; ELECTION))

 Section 2. ((The inital Trustees shal be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees who shall serve until such election and until their successors are elected and qualified shall be Edward C. Johnson 3d, Caleb Loring, Jr. and Arthur S. Loring and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the
Article IV]

((TERM OF OFFICE OF TRUSTEES))

 Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except
a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3)))of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds ((( 2/3)))of the outstanding Shares.

((RESIGNATION AND APPOINTMENT OF TRUSTEES))

 Section 4. In case of the declination, death, resignation, retirement, ((or)) removal[incapacity, or inability] of any of the Trustees, ((or))in case a vacancy shall, by reason of an increase in [number,] ((number of the Trustees,)) or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company ] ((1940)) Act [of 1940]. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation ((,)) or increase in number of Trustees[effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees.]((. ))As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of
Section 16(a) of the 1940 Act[.]((,))((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.))

((TEMPORARY ABSENCE OF TRUSTEE))

 Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

((NUMBER OF TRUSTEES))

 Section 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence]or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

((EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE))

 Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

((OWNERSHIP OF ASSETS OF THE TRUST))

 Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

((ARTICLE V))

((POWERS OF THE TRUSTEES))

((POWERS))

 Section 1. The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. [The Trustees] ((Except as otherwise provided herein or in the 1940 Act,)) shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((this)) Declaration of Trust or the Bylaws of the Trust, ((if any, ))the Trustees shall have power and authority:

 a) To invest and reinvest cash and other property, and to hold cash or other property uninvested, without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

 (d) To employ [a] ((one or more)) bank((s,)) [or] trust compan[y]((ies, companies that are members of a))((national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order ))((or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, ))as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

 (e) To retain a transfer agent and Shareholder servicing agent, or both.

 (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

 (g)  To set record dates in the manner hereinafter provided for.

 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,] ((investment)) [custodian] ((adviser, manager, custodian, underwriter, or other agent ))or
((independent)) [underwriter.]((contractor.))

 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section [4(b)]hereof.

 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees((.)) [, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.]

 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III (( and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws)).

 (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series[,] ((or Classes, as appropriate,)) provided that any liabilities or expenses incurred by a particular Series ((or Class)shall be payable solely out of the assets belonging to that Series as provided for in Article III.

 (o) To consent to or participate in any plan for the reorganization, consolidation ((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy ((,)) including, but not limited to, claims for taxes.

 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

 (r) To borrow money ((,)) and to pledge, mortgage ((,)) or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

 (s) To establish, from time to time, a minimum total investment for Shareholders[,]and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

 (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.))

 (((u) To interpret the investment policies, practices or limitations of any Series.))

 (((v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))

 [(t)] (((w) ))Notwithstanding any other provision hereof, to invest all of the assets of any (([s]S))eries in a single open-end investment company, including investment by means of transfer of such assets in exchange for an intErEst or interests in such investment company[;].

 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.))

 ((The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

((TRUSTEES AND OFFICERS AS SHAREHOLDERS))

 Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, if any)).

((ACTION BY THE TRUSTEES))

 Section 3. [The] ((Except as otherwise provided herein or in the 1940 Act, the ))Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of] ((at which ))the Trustees[.] ((are present in person.)) At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone ((, telefax,)) telegram'((,)) ((or)) ((other electro-mechanical means ))sent to his home or business address at least twenty-four (((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution ))((of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))

((CHAIRMAN OF THE TRUSTEES))

 Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

((ARTICLE VI))

((EXPENSES OF THE TRUST))

((TRUSTEE REIMBURSEMENT))

 Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the [t]((T))rust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((; ))interest expense, taxes, fees and commissions of every kind[,]((; ))expenses of pricing Trust portfolio securities[,] ((; ))expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P] ((p))rospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues((; )) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

((ARTICLE VII))

((INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT))

((INVESTMENT ADVISER))

 Section 1. Subject to a Majority Shareholder Vote, the Trustees may ((,)) in their discretion ((and ))from time to time ((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may ((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales ((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

((PRINCIPAL UNDERWRITER))

 Section 2. The Trustees may in their discretion from time to time enter into [(a)] ((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, (())in their discretion((,)) determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any[;]((.)) [and s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

((TRANSFER AGENT))

 Section 3. The Trustees may((,)) in their discretion ((and ))from time to time((,)) enter into [a] ((one or more ))transfer agency and Shareholder service contract((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The]((Such)) contract((s)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

((PARTIES TO CONTRACT))

 Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

((PROVISIONS AND AMENDMENTS))

 Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act((,)) [(including any amendments thereof] ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)) ((())or any applicable Act of Congress hereafter enacted) with respect to its continuance in effect, ((its)) ((amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof((.)) [, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote.]

((ARTICLE VIII))

((SHAREHOLDERS' VOTING POWERS AND MEETINGS))

((VOTING POWERS))

 Section 1. The Shareholders shall have power to vote [(i)] (((a) ))for the election of Trustees as provided in Article IV, Section 2[,
(ii)] ((; (b) ))for the removal of Trustees as provided in Article IV,
Section 3(d) [, (iii)] (((c))) with respect to any investment advisory or management contract as provided in Article VII,Section((s)) 1 and 5[, (iv)]((; (d))) with respect(( to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to)) the amendment of this Declaration of Trust as provided in Article XII, Section 7[,(v)]((; (f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and[vi](((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [the ("Commission")] or any [S]((s))tate,as the Trustees may consider desirable.
 On any matter submitted to a vote of the Shareholders, all [s]((S))hares shall be voted by individual Series, except [(i)] ((as provided in the following sentence and except (a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)] (((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter shall be voted on by such Class or Classes.)) A shareholder of each [s]((S))eries ((or Class thereof)) shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such [s]((S))eries[,] ((or Class thereof)) on any matter on which such shareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust((, if any,)) to be taken by Shareholders.

((MEETINGS))

 Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of ))the [same may be amended from time to time,] ((Commission, ))seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15) ))days' notice of any meeting.

((QUORUM AND REQUIRED VOTE))

 Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class ))shall vote as a Series[,] ((or Class ))then a majority of the aggregate number of Shares of that Series ((or Class ))entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series[.] ((or Class. ))Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or ))by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class ))shall vote as a Series[,] ((or Class, ))then a majority of the Shares of that Series ((or Class ))voted on the matter shall decide that matter insofar as that Series ((or Class ))is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))

((ARTICLE IX))

((CUSTODIAN))

((APPOINTMENT AND DUTIES))

 Section 1. The Trustees shall at all times employ a bank(( a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted ))or trust company ((interpretative releases of the Commission thereunder, ))having capital, surplus((, ))and undivided profits of at least two million dollars $2,000,000)((,)) or such other amount [or such other entity] as shall be allowed by the Commission ((or ))by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust((, if any)):

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

[The Trust may also employ such custodian as its agent:]

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so [by the Trustees]((,)) the Net Asset Value of any Series ((or Class thereof ))in accordance with the provisions hereof; ((all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.))

 The Trustees may also authorize the custodian to employ one or more sub-custodian from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank [or trust company] ((, a company that is a member of a national securities exchange, trust company, or )) ((other entity permitted )) [organized] under the [laws] ((1940 Act, as modified by or interpreted by any applicable order or orders ))of the [United States] ((Commission or any rules or regulations adopted ))or [one] ((interpretative releases ))of the [states thereof and] ((Commission thereunder, ))having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000)((,)) or such other [person] ((amount ))as [may] ((shall ))be [permitted] ((allowed ))by the Commission[,]or [otherwise in accordance with] ((by ))the 1940 Act((.)) [as from time to time amended.]

((CENTRAL [CERTIFICATE] DEPOSITORY SYSTEM))

 Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act((,)) [as from time to time amended,] pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall(( ))be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents.))

((ARTICLE X))

[DISTRIBUTIONS AND REDEMPTIONS] ((DISTRIBUTIONS, REDEMPTIONS AND
DETERMINATION OF NET ASSET VALUE))

((DISTRIBUTIONS))

Section 1.

 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

 (b) The Trustees shall have ((the)) power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Serie] ((, or Classes thereof,)) at the election of each Shareholder of that Series.

 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend ))pro rata among the Shareholders of a particular Series ((, or Class thereof,)) as of the record date of that Series ((or Class ))fixed as provided in ((Article XII, ))Section 3 [hereof a "stock dividend"].

((REDEMPTIONS))

 Section 2. In case any holder of record of Shares of a particular Series ((or Class of a Series ))desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash ((or property ))from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees ))shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

(([))DETERMINATION OF NET ASSET VALUE((]))

((DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS))

 Section 3. The term "Net Asset Value" of any Series ((or Class ))shall mean that amount by which the assets of that Series[,] ((or Class ))exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class ))of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations ((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value [par] ((per ))Share last determined to be determined again in ((a ))similar manner and may fix the time when such redetermined value shall become effective.

((SUSPENSION OF THE RIGHT OF REDEMPTION))

 Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))

((ARTICLE XI))

((LIMITATION OF LIABILITY AND INDEMNIFICATION))

((LIMITATION OF LIABILITY))

 Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION]

((INDEMNIFICATION OF COVERED PERSONS))

Section 2.

 (a) Subject to the exceptions and limitations contained in Section b) below:

 (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

 (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

 (b) No indemnification shall be provided hereunder to a Covered
Person:

 (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the[f]Trustor its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

 (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

 (A) by the court or other body approving the settlement;

 (B) by at least a majority of those Trustees who are neither
[i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

 (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full [trial-type] ((trial-type ))inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officerand shall inure to the benefit of the heirs,executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((, ))or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)] (((i) ))such Covered Person shall have provided appropriate security for such undertaking [,(b)] ((;(ii))) the Trust is insured against losses arising out of any such advance payments((; ))or [(c)] (((iii) ))either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

[SHAREHOLDERS]

((INDEMNIFICATION OF SHAREHOLDERS))

 Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

((ARTICLE XII))

((MISCELLANEOUS))

((TRUST NOT A PARTNERSHIP))

((TRUST NOT A PARTNERSHIP, ETC.))

 Section 1. It is hereby expressly declared that a trust ((is created hereby ))and not ((a partnership, joint stock association, corporation, bailment, or any form of )) a [partnership is created hereby.] ((legal relationship other than a trust. ))No Trustee hereunder shall have any power to ((personally ))bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contact((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((, ))or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

((TRUSTEE[']S' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY))

 Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

((ESTABLISHMENT OF RECORD DATES))

 Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividend((s)),or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)),or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]

((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))

Section 4.

 [(a)] ((SECTION 4.1. DURATION.)) [This] ((The)) Trust shall continue without limitation of time((,)) but subject to the provisions [of sub-section (b)] of this [Section 4.]((Article XII.))

 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

 [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

 [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

 ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))

 (((i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;))

 ((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))

 [Upon making provision] (((iii) after paying or adequately providing ))for the payment of all ((liabilities, and upon receipt of ))such [liabilities in either (i) or (ii), by such assumption or otherwise,] ((releases, indemnities, and refunding agreements as they deem necessary for their protection, ))the Trustees [shall] ((may ))distribute the remaining [proceeds] ((Trust property ))or ((the remaining property of the ))((terminated Series or Class, in cash or in kind or partly each)) [assets (as the case may be) ratably] ((, ))among the [ holders ] ((Shareholders)) of the [Shares of the] Trust or [any affected] ((the)) Series [then outstanding.]((or Class according to their respective rights; and))

 [(c) Upon completion] (((b) after termination ))of the ((Trust or the Series or Class and ))distribution ((to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records ))of the [remaining proceeds or] ((Trust and file with ))the [remaining assets] ((Secretary of The Commonwealth of Massachusetts, ))as [provided] ((appropriate, an instrument ))in [sub-section (b),] ((writing setting forth ))the [Trust or any affected Series shall terminate] ((fact of such termination, ))and the Trustees shall ((thereupon ))be discharged [of any and] ((from ))all further liabilities and duties [hereunder] ((with respect to the Trust or the terminated Series or Class,)) and the [right, title] ((rights ))and [interest] ((interests ))of all [parties] ((Shareholders of the Trust or the terminated Series or Class ))shall [be cancelled and discharged.]((thereupon cease.))

 ((SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.))

 ((SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization.
Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series therof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))

(( FILING OF COPIES, REFERENCES, AND HEADINGS))

 Section 5. The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust(( ))shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclaration of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

((APPLICABLE LAW))

 Section 6. The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust[.] ((,and the absence of ))a ((specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.))

((AMENDMENTS))

 Section 7. [If authorized by votes of] ((Except as specifically provided herein, ))the Trustees [and] ((may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment,)) a [Majority Shareholder Vote,] ((Declaration of Trust supplemental hereto)) or [by] ((an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on ))any [larger] ((amendment that would affect their right to ))vote [which] ((granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as ))may be required by [applicable] law or [this Declaration of Trust in] ((by the Trust's registration statement filed with the Commission; and (e) on)) any [particular case,] ((amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as)) the Trustees [shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which] ((determine, ))shall affect the Shareholders of one or more Series [but not the Shareholders of all outstanding Series] ((or Classes ))shall be authorized by vote of the Shareholders [holding a majority of the Shares entitled to vote] of each Series ((or Class ))affected and no vote [of Shareholders] of ((shareholders of ))a Series ((or Class ))not affected shall be required. [Amendments having the purpose of changing the name of the Trust or of supplying] ((Notwithstanding anything else herein,))any [omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein] ((amendment to Article XI ))shall not [require authorization by Shareholder vote. Copies of] ((limit ))the [supplemental declaration] ((rights to indemnification or insurance provided therein with respect to action or omission ))of [trust shall be filed as specified in Section 5 of this Article XII.]((Covered Persons prior to such amendment.))

((FISCAL YEAR))

 Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, ((if any, ))provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

((USE OF THE WORD "FIDELITY"))

 Section 9. Fidelity Management & Research Company "FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word ["Fidelity((.))"[.] FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations((,)) businesses [which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

((Provisions in Conflict with Law or Regulations))

 ((SECTION 10. a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.))

((b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))

 ((IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above. ))

 [SIGNATURE LINES OMITTED]

[BRACKETED] LANGUAGE WILL BE DELETED
((UNDERLINED)) LANGUAGE WILL BE ADDED

EXHIBIT 2

((FORM OF))
MANAGEMENT CONTRACT
BETEWEEN
  [FIDELITY MASSACHUSETTS TAX-FREE FUND]:
((FIDELITY MASSACHUSETTS MUNICIPAL TRUST))
SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET [PORTFOLIO] ((FUND))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [MODIFICATION] ((AMENDMENT)) made this [14th] ((    )) day of
((_____)) [February 1991] ((2000)), by and between [Fidelity Massachusetts Tax-Free Fund] ((Fidelity Massachusetts Municipal Trust)), a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan Massachusetts Municipal Money Market [Portfolio] ((Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")[.] ((as set forth in its entirety below.))

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February)) ((14, 1991, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of [ February 1, 2000] or the first day of the month following approval.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; [and] (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto ((and (vi) annual insurance premiums payable on or after January 1, 2004 to a mutual insurance company for insurance coverage relating to certain assets held by the Portfolio)). It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

  (d) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual
rate of .[50] ((   )) %  of the average daily net assets of the
Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by ((the compensation, including reimbursement of expenses, paid by the Portfolio)) those Trustees who are not "interested persons" of the Fund or the Adviser.

 In case of initiation or termination of this Contract during any month, the fee ((for that month)) shall be reduced proportionately on the basis of the number of business days during which it is in effect((,)) [for that month.]

 4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security[.] ((or other investment instrument.))

 5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until [June 30, 1992] (( May 31, 2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual[consent, such] consent [on] subject to the [part] ((provisions of Section 15)) of the [Fund to be authorized] ((1940 Act, as modified by or interpreted)) by[vote of a majority] ((any applicable order or orders)) of the [outstanding voting securities] ((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, ))the [Portfolio] ((the Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational documents)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 7((.)) ((This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] ((Commission.))

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed,)) all as of the date written above.

     [SIGNATURE LINES OMITTED]

[BRACKETED] LANGUAGE WILL BE DELETED
((UNDERLINED)) LANGUAGE WILL BE ADDED

[EXHIBIT 3]

((FORM OF))
MANAGEMENT CONTRACT[:]
BETWEEN
FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
[FIDELITY MASSACHUSETTS TAX-FREE MONEY MARKET PORTFOLIO]
((FIDELITY MASSACHUSETTS MUNICIPAL MONEY MAKKET FUND))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [MODIFICATION] ((AMENDMENT)) made this [1st] ((___))day of [February,1994] ((_____)), by and between Fidelity Masschusetts Muncipal Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Massachusetts Tax-Free Money Market Portfolio] ((Fidelity Massachusetts Municipal Money Market Fund)) (hereinafter called the "Portfolio")((,)) and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")[.] ((as set forth in its entirety below.))

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 1, 1994 to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of [February 1, 2000] or the first day of the month following approval.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the [Portfolio] ((Fund)) are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate] and an Individual Fund Fee [Rate].

 a) Group Fee Rate. The [g]((G))roup [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter] ((fund's Declaration)) of [each investment company)]((Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The [g]((G))roup [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule[.]((:))

((Average Net Assets    Annualized Fee Rate (for each
                        level)))

((0     -  $ 3 billion  .3700%))

((3     -  6            .3400))

((6     -  9            .3100))

((9     -  12           .2800))

((12    -  15           .2500))

((15    -  18           .2200))

((18    -  21           .2000))

((21    -  24           .1900))

((24    -  30           .1800))

((30    -  36           .1750))

((36    -  42           .1700))

((42    -  48           .1650))

((48    -  66           .1600))

((66    -  84           .1550))

((84    -  120          .1500))

((120   -  156          .1450))

((156   -  192          .1400))

((192   -  228          .1350))

((228   -  264          .1300))

((264   -  300          .1275))

((300   -  336          .1250))

((336   -  372          .1225))

((372   -  408          .1200))

((408   -  444          .1175))

((444   -  480          .1150))

((480   -  516          .1125))

((Over  -  516          .1100))

(b) Individual Fund Fee Rate.  The [i]((I))ndividual [f]((F))und
[f]((F))ee [r]((R))ate shall be .25%.

 The sum of the [g]((G))roup [f]((F))ee [r]((R))ate, calculated as described above to the nearest millionth, and the [i]((I))ndivdiudal [f]((F))und [f]((F))ee [r]((R))ate shall constitute the [a]((A))nnual [m]((M))anagement [f]((F))ee [r]((R))ate. One-twelfth of the [a]((A))nnual [m]((M))anagement [f]((F))ee [r]((R))ate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the
Fund)] ((or other organizational document))) determined as of the close of business on each business day throughout the month.

(((c))) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses((,)) [other than those expressly stated to be payable by the Adviser hereunder,] which expenses ayable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's ((Trustees)) ((and)) officers [and Trustees] with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security[.] ((or other investment instrument.))

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [June 30, 1994] ((May 31, 2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent[, such consent on] ((subject to)) the [part] ((provisions of Section 15)) of the [Fund to be authorized by] ((1940 Act, as modified by or interpreted by)) [vote] ((any applicable order or)) ((orders)) of [a majority of] the [outstanding voting securities] ((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases ))of((,)) the [Portfolio.] ((Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by((,)) and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed)), all as of the date written above.

      [SIGNATURE LINES OMITTED]

[BRACKETED] LANGUAGE WILL BE DELETED
((UNDERLINED)) LANGUAGE WILL BE ADDED

[EXHIBIT 4]

((FORM OF))
MANAGEMENT CONTRACT
between
((FIDELITY MASSACHUSETTS MUNICIPAL)) TRUST and
       [FIDELITY MASSACHUSETTS TAX-FREE HIGH YIELD PORTFOLIO]]
((SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [MODIFICATION] ((AMENDMENT)) made this [1st] ((   ))day of [February,
1994,] ((______)), by and between FidelityMassachusetts Municipal Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of [FidelityMassachusetts Tax-Free High Yield Portfolio] ((Spartan Massachusetts Municipal Income Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")[.] ((as set forth in its entirety below.))

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 1, 1994, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of [February 1, 2000] or the first day of the month following approval.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) th management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations;
(v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the[Fund's]((Portfolio's))shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with [regard] ((respect ))to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee ((Rate)) and an Individual Fund[.]((Rate.))

  (a) Group Fee Rate. The [g]Group [f]Fee [r]Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter] ((fund's Declaration ))of [each investment company)] ((Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The [g]Group [f]Fee [r]Rate shall be determined on a cumulative basis pursuant to the following schedules[.]((:))

((Average Net Assets    Annualized Fee Rate (for each
                        level)))

((0     -  $ 3 billion  .3700%))

((3     -  6            .3400))

((6     -  9            .3100))

((9     -  12           .2800))

((12    -  15           .2500))

((15    -  18           .2200))

((18    -  21           .2000))

((21    -  24           .1900))

((24    -  30           .1800))

((30    -  36           .1750))

((36    -  42           .1700))

((42    -  48           .1650))

((48    -  66           .1600))

((66    -  84           .1550))

((84    -  120          .1500))

((120   -  156          .1450))

((156   -  192          .1400))

((192   -  228          .1350))

((228   -  264          .1300))

((264   -  300          .1275))

((300   -  336          .1250))

((336   -  372          .1225))

((372   -  408          .1200))

((408   -  444          .1175))

((444   -  480          .1150))

((480   -  516          .1125))

((Over  -  516          .1100))

  (b) Individual Fund Fee Rate. The [i]((I))ndividual [f]((F))und
[f]((F))ee [r]((R))ate shall be [.25]((__))%[. of average daily net assets of the Portfolio.]

 The sum of the [g]((G))roup [f]((F))ee [r][((R))ate,]calculated as described above to the nearest millionth, and the[i]((I))ndividual [f]((F))und [f]((F))ee [r]((R))ate shall constitute the [a]((A))nnual [m]((M))anagement [f]((F))ee [r]((R))ate. One-twelfth of the [a]((A))nnual [m]((M))anagement [f]((F))ee ((Rate)) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's ))Declaration of Trust [of the Fund)] ((or other organizational document))) determined as of the close of business on each business day throughout the month.

   (((c) ))In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses((,)) [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's[officers and] Trustees ((and officers)) with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security[[.]]((or other investment instrument.))

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until[May 31,1994] ((June 30, 2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent[, such consent on] ((subject to ))the [part] ((provisions of Section 15)) of the [Fund to be authorized] ((1940 Act, as modified by or interpreted ))by [vote] ((any applicable order or orders)) of [a majority of] the [outstanding voting securities of] ((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, ))the [Portfolio.]((Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by((,)) and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

      [SIGNATURE LINES OMITTED]


        [Exhibit 5]

        [TO BE UPDATED]

        FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE
RATIOS

INVESTMENT  OBJECTIVE AND FUND  FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                     (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                         TO FMR (C)

MUNICIPAL INCOME

Advisor Municipal Bond

 Class A                         12/31/97            $ 0.1               0.40%*

 Class B                         12/31/97             1.2                0.40*

 Class T                         12/31/97             4.6                0.40*

 Initial Class                   12/31/97             929.2              0.40*

 Institutional Class             12/31/97             1.2                0.40*

Spartan Intermediate             12/31/97             890.1              0.38
Municipal Income

Spartan Aggressive Municipal     12/31/97             885.9              0.40
Income

Spartan Insured Municipal        12/31/97             320.5              0.40
Income

Spartan Michigan Municipal       12/31/97             446.9              0.40
Income

Spartan Minnesota Municipal      12/31/97             291.0              0.40
Income

Spartan Ohio Municipal Income    12/31/97             378.8              0.40

Spartan Pennsylvania             12/31/97             262.7              0.55
Municipal Income

Spartan Massachusetts            1/31/98              1,151.8            0.39
Municipal Income

Spartan New York Municipal       1/31/98              445.9              0.55
Income

Spartan California Municipal     2/28/98              867.6              0.39
Income

Spartan Arizona Municipal        8/31/97              22.0               0.55
Income

Spartan Maryland Municipal       8/31/97              44.2               0.55
Income

Spartan Short-Intermediate       8/31/97              716.4              0.55
Municipal  Income

Advisor Municipal Income

 Class A                         10/31/97             1.9                0.39*

 Class B                         10/31/97             39.9               0.39

 Class T                         10/31/97             424.8              0.39

 Class C ((dagger))              10/31/98**           0.7                0.39

 Institutional Class             10/31/97             1.1                0.39*

Advisor Intermediate
Municipal Income

 Class A                         11/30/97             0.4                0.39*

 Class B                         11/30/97             7.5                0.39*

 Class T                         11/30/97             50.8               0.39*

 Class C                         11/30/97             0.0                0.39*

 Institutional Class             11/30/97             6.8                0.39*

Spartan Connecticut Municipal    11/30/97             332.2              0.55
Income

Spartan Florida Municipal        11/30/97             393.4              0.55
Income

Spartan Municipal Income         11/30/97            $ 1,829.4           0.39%

Spartan New Jersey Municipal     11/30/97             354.3              0.55
Income



        (a) All fund data are as of the fiscal year end noted in the chart or as of May 31, 1998, if fiscal year end figures are not available.

        (b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

        (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).

        ((dagger)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

        * Less than a complete fiscal year



        FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE
RATIOS
        (A)

INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)
MUNICIPAL MONEY MARKET ((yen))

Institutional Tax-Exempt Cash
Portfolios: Tax-Exempt:

  Class I                         3/31/96             $ 1,940.2           0.19%*

  Class II                        3/31/96**            0.6                0.20(dagger)*

  Class III                       3/31/96**            2.6                0.20(dagger)*

Daily Money Fund: Capital         7/31/96              131.6              0.29*
Reserves:  Municipal Money
Market

Spartan Arizona Municipal         8/31/96              66.9               0.22*
Money Market

Spartan Municipal Money Market    8/31/96              2,280.1            0.39*

Daily Tax-Exempt Money            10/31/96             521.4              0.40*

Municipal Money Market            10/31/96             3,673.6            0.30

Spartan New Jersey Municipal      10/31/96             491.1              0.35*
Money Market

Connecticut Municipal Money       11/30/96             330.7              0.40
Market

New Jersey Municipal Money        11/30/96             436.4              0.40
Market

Spartan Connecticut Municipal     11/30/96             180.9              0.50
Money Market

Spartan Florida Municipal         11/30/96             391.7              0.50
Money Market

Michigan Municipal Money Market   12/31/96             235.5              0.40

Ohio Municipal Money Market       12/31/96             311.8              0.40

Spartan Pennsylvania              12/31/96             237.1              0.50
Municipal Money Market

Massachusetts Municipal Money     1/31/97              877.1              0.39
Market

New York Municipal Money Market   1/31/97              826.6              0.40

Spartan Massachusetts             1/31/97              574.4              0.50
Municipal Money Market

Spartan New York Municipal        1/31/97              703.2              0.50
Money Market

California Municipal Money        2/28/97              742.8              0.39
Market

Spartan California Municipal      2/28/97              1,343.5            0.35*
Money Market


        (a) All data is as of the fiscal year end noted.

        (b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

        (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).

        (dagger) Annualized

        * Less than a complete fiscal year

        ((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to each fund.

        Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

        Return the proxy card in the enclosed envelope or mail to:

        FIDELITY INVESTMENTS
        Proxy Department
        P.O. Box 9107
        Hingham, MA 02043-9848

        PLEASE DETACH AT PERFORATION BEFORE MAILING.


----------------------------------------------------------------------

        FIDELITY MASSACHUSETTS MUNICIPAL TRUST: SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
        PROXY SOLICITED BY THE TRUSTEES
        The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and [Third Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Massachusetts Municipal Trust: Spartan Massachusetts Municipal Money Market Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

        NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

        Date                      _____________
        _______________________________________
        _______________________________________

              Signature(s) (Title(s), if applicable)
          PLEASE SIGN, DATE, AND RETURN
        PROMPTLY IN ENCLOSED ENVELOPE

            cusip # 315902304/fund#426

        Please refer to the Proxy Statement discussion of each of these matters.
        IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
        As to any other matter, said attorneys shall vote in accordance with their best judgment.
        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:


----------------------------------------------------------------------

1.  To elect the nominees          [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
    Phyllis Burke Davis, Ralph    contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, E.
    Bradley Jones, Donald J.
    Kirk, Peter S. Lynch,
    William O. McCoy, Gerald C.
    McDonough, Marvin L. Mann,
    Robert C. Pozen, Thomas R.
    Williams, [New Trustee].
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)




______________________________________________________________________

2.  To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    Deloitte & Touche LLP as
    independent accountants of
    the fund.
3.  To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.
5.  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    management contract for the
    fund.
6.  To eliminate the fund's       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    fundamental 80% investment
    policy and adopt a
    comparable non-fundamental
    policy.



SMA-PXC-1199                                     cusip #315902304/fund#426

        Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

        Return the proxy card in the enclosed envelope or mail to:

        FIDELITY INVESTMENTS
        Proxy Department
        P.O. Box 9107
        Hingham, MA 02043-9848

        PLEASE DETACH AT PERFORATION BEFORE MAILING.


----------------------------------------------------------------------

        FIDELITY MASSACHUSETTS MUNICIPAL TRUST: SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
        PROXY SOLICITED BY THE TRUSTEES
        The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and [Third Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Massachusetts Municipal Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

        NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

        Date                      _____________
        _______________________________________
        _______________________________________

            Signature(s) (Title(s), if applicable)
          PLEASE SIGN, DATE, AND RETURN
        PROMPTLY IN ENCLOSED ENVELOPE

        (426, 074, 070 HH)

        Please refer to the Proxy Statement discussion of each of these matters.
        IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
        As to any other matter, said attorneys shall vote in accordance with their best judgment.
        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:


----------------------------------------------------------------------

1.  To elect the nominees           [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, E.
    Bradley Jones, Donald J.
    Kirk, Peter S. Lynch,
    William O. McCoy, Gerald C.
    McDonough, Marvin L. Mann,
    Robert C. Pozen, Thomas R.
    Williams, [New Trustee].
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)




______________________________________________________________________

2.  To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    Deloitte & Touche LLP as
    independent accountants of
    the fund.
3.  To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.
5.  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    management contract for the
    fund.
6.  To eliminate the fund's       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    fundamental 80% investment
    policy and adopt a
    comparable non-fundamental
    policy.

SMA/MFS/MFL-PXC-1199                            SMA cusip #315902304 fund#426 HH
                                                MFS cusip #315902106 fund#074 HH
                                                MFL cusip #315902205 fund#070 HH

        Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

        Return the proxy card in the enclosed envelope or mail to:

        FIDELITY INVESTMENTS
        Proxy Department
        P.O. Box 9107
        Hingham, MA 02043-9848

        PLEASE DETACH AT PERFORATION BEFORE MAILING.


----------------------------------------------------------------------

        FIDELITY MASSACHUSETTS MUNICIPAL TRUST: FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
        PROXY SOLICITED BY THE TRUSTEES
        The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and [Third Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Massachusetts Municipal Trust: Fidelity Massachusetts Municipal Money Market Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

        NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

        Date                      _____________
        _______________________________________
        _______________________________________

              Signature(s) (Title(s), if applicable)
          PLEASE SIGN, DATE, AND RETURN
        PROMPTLY IN ENCLOSED ENVELOPE

            cusip #315902106/fund#074

        Please refer to the Proxy Statement discussion of each of these matters.
        IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
        As to any other matter, said attorneys shall vote in accordance with their best judgment.
        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:


----------------------------------------------------------------------

1.  To elect the nominees          [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
    Phyllis Burke Davis, Ralph    contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, E.
    Bradley Jones, Donald J.
    Kirk, Peter S. Lynch,
    William O. McCoy, Gerald C.
    McDonough, Marvin L. Mann,
    Robert C. Pozen, Thomas R.
    Williams, [New Trustee].
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)




______________________________________________________________________

2.  To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    Deloitte & Touche LLP as
    independent accountants of
    the fund.
3.  To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.
4.  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.
7.  To eliminate the fund's       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    fundamental 80% investment
    policy and adopt a
    comparable non-fundamental
    policy.



MFS-PXC-1199                                     cusip# 315902106/fund#074

        Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

        Return the proxy card in the enclosed envelope or mail to:

        FIDELITY INVESTMENTS
        Proxy Department
        P.O. Box 9107
        Hingham, MA 02043-9848

        PLEASE DETACH AT PERFORATION BEFORE MAILING.


----------------------------------------------------------------------

        FIDELITY MASSACHUSETTS MUNICIPAL TRUST: FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
        PROXY SOLICITED BY THE TRUSTEES
        The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Massachusetts Municipal Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

        NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

        Date                      _____________
        _______________________________________
        _______________________________________
              Signature(s) (Title(s), if applicable)
          PLEASE SIGN, DATE, AND RETURN
        PROMPTLY IN ENCLOSED ENVELOPE

        (426, 074, 070 HH)

        Please refer to the Proxy Statement discussion of each of these matters.
        IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
        As to any other matter, said attorneys shall vote in accordance with their best judgment.
        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:


----------------------------------------------------------------------

1.  To elect the nominees           [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, E.
    Bradley Jones, Donald J.
    Kirk, Peter S. Lynch,
    William O. McCoy, Gerald C.
    McDonough, Marvin L. Mann,
    Robert C. Pozen, Thomas R.
    Williams, [New Trustee].
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)




______________________________________________________________________

2.  To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    Deloitte & Touche LLP as
    independent accountants of
    the fund.
3.  To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.
4.  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.
7.  To eliminate the fund's       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    fundamental 80% investment
    policy and adopt a
    comparable non-fundamental
    policy.

SMA/MFS/MFL-PXC-1199                            SMA cusip #315902304 fund#426 HH
                                                MFS cusip #315902106 fund#074 HH
                                                MFL cusip #315902205 fund#070 HH

        Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

        Return the proxy card in the enclosed envelope or mail to:

        FIDELITY INVESTMENTS
        Proxy Department
        P.O. Box 9107
        Hingham, MA 02043-9848

        PLEASE DETACH AT PERFORATION BEFORE MAILING.


----------------------------------------------------------------------

        FIDELITY MASSACHUSETTS MUNICIPAL TRUST: SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND
        PROXY SOLICITED BY THE TRUSTEES
        The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and [Third Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Massachusetts Municipal Trust: Spartan Massachusetts Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

        NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
        Date                      _____________
        _______________________________________
        _______________________________________

              Signature(s) (Title(s), if applicable)
          PLEASE SIGN, DATE, AND RETURN
        PROMPTLY IN ENCLOSED ENVELOPE

            cusip# 315902205/fund#070

        Please refer to the Proxy Statement discussion of each of these matters.
        IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
        As to any other matter, said attorneys shall vote in accordance with their best judgment.
        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:


----------------------------------------------------------------------

1.  To elect the nominees          [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
    Phyllis Burke Davis, Ralph    contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, E.
    Bradley Jones, Donald J.
    Kirk, Peter S. Lynch,
    William O. McCoy, Gerald C.
    McDonough, Marvin L. Mann,
    Robert C. Pozen, Thomas R.
    Williams, [New Trustee].
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)




______________________________________________________________________

2.   To ratify the selection of     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     Deloitte & Touche LLP as
     independent accountants of
     the fund.
3.   To authorize the Trustees to   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.
4.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.
8.   To eliminate the fund's        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     fundamental 80% investment
     policy and adopt a
     comparable non-fundamental
     policy.
9.   To amend the fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
     fundamental investment
     objective.
10.  To eliminate certain of the    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     fund's fundamental  policies.
11.  To eliminate the fund's        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  11.
     fundamental 20% investment
     policy.




MFL-PXC-1199                                        cusip# 315902205/fund#070

        Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

        Return the proxy card in the enclosed envelope or mail to:

        FIDELITY INVESTMENTS
        Proxy Department
        P.O. Box 9107
        Hingham, MA 02043-9848

        PLEASE DETACH AT PERFORATION BEFORE MAILING.


----------------------------------------------------------------------
        FIDELITY MASSACHUSETTS MUNICIPAL TRUST: SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND
        PROXY SOLICITED BY THE TRUSTEES
        The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and [Third Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Massachusetts Municipal Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

        NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

        Date                      _____________
        _______________________________________
        _______________________________________

              Signature(s) (Title(s), if applicable)
          PLEASE SIGN, DATE, AND RETURN
        PROMPTLY IN ENCLOSED ENVELOPE

        (426, 074, 070 HH)

        Please refer to the Proxy Statement discussion of each of these matters.
        IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
        As to any other matter, said attorneys shall vote in accordance with their best judgment.
        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:


----------------------------------------------------------------------

1.  To elect the nominees           [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, E.
    Bradley Jones, Donald J.
    Kirk, Peter S. Lynch,
    William O. McCoy, Gerald C.
    McDonough, Marvin L. Mann,
    Robert C. Pozen, Thomas R.
    Williams, [New Trustee].
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)




______________________________________________________________________

2.   To ratify the selection of     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     Deloitte & Touche LLP as
     independent accountants of
     the fund.
3.   To authorize the Trustees to   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.
4.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.
8.   To eliminate the fund's        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     fundamental 80% investment
     policy and adopt a
     comparable non-fundamental
     policy.
9.   To amend the fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
     fundamental investment
     objective.
10.  To eliminate certain of the    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     fund's fundamental  policies.
11.  To eliminate the fund's        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  11.
     fundamental 20% investment
     policy.


SMA/MFS/MFL-PXC-1199                            SMA cusip #315902304 fund#426 HH
                                                MFS cusip #315902106 fund#074 HH
                                                MFL cusip #315902205 fund#070 HH